EXHIBIT 10.39

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

Borrower:           UCI Properties, LLC                                Account Number:           9520026484
                    --------------------                                                         ----------
Address:            4416 Forest Drive, Columbia, SC 29206-3104   Original Note Number:           00001
                    ------------------------------------------                                   -----
Original Loan Date:        February 13, 2008
--------------------------------------------------------------------------------------------------------
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               SECOND AMENDMENT AND MODIFICATION TO LOAN AGREEMENT

         THIS SECOND AMENDMENT AND MODIFICATION TO LOAN AGREEMENT ("Agreement") is entered into to be effective as of the 23rd day of NOVEMBER, 2009, by and among UCI PROPERTIES, LLC, a South Carolina limited liability company, whose address is 4416 Forest Drive, Columbia, South Carolina 29206-3104 ("Borrower"), UCI MEDICAL AFFILIATES, INC., a Delaware corporation, and UCI MEDICAL AFFILAIATES OF SOUTH CAROLINA, INC., a South Carolina corporation (collectively, the "Guarantors") and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, whose address is 1901 Assembly Street, Columbia, South Carolina 29201 ("Bank").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Bank, and Guarantors executed a Loan Agreement effective as of February 13, 2008 ("Loan Agreement"), setting forth the terms of a $3,500,000.00 term loan (the "Loan") for the acquisition of certain real estate located in Columbia, South Carolina (the "Property") and the renovation of the existing improvements located on the Property in order to use the Property as a corporate headquarters for Guarantors (the "Project"); and

         WHEREAS, Borrower and Bank agreed to amend and modify certain terms of the Loan in order to (i) modify the maturity date of the Loan through October 5, 2009 whereupon the Loan would be refinanced and converted into a new real estate loan, (ii) cross-collateralize and cross-default the Loan with that certain loan from Bank to UCI Medical Affiliates, Inc., UCI Medical Affiliates of South Carolina, Inc., Doctors Care, P.A., Doctor's Care of Tennessee, P.C., Progressive Physical Therapy, P.A., and Carolina Orthopedic & Sports Medicine, P.A., dated June 16, 2005 (the "UCI Medical Loan"), and (iii) decrease the total principal amount available under the Loan to $3,175,000.00 (collectively, the "First Loan Modification"); and

         WHEREAS, pursuant to the First Loan Modification, Borrower and Bank have agreed to amend and modify certain terms of the Loan in order to (i) modify the maturity date of the Loan through March 5, 2015, and (ii) decrease the principal amount of the Loan to $2,100,000.00 (collectively, the "Second Loan Modification");

         WHEREAS, Borrower and Bank have agreed to amend and modify certain terms of the Loan Agreement with this Agreement, a Note Modification Agreement, and a Reaffirmation and Acknowledgment of Guaranty from each Guarantor to be executed simultaneously herewith, in order to set forth the terms of the Second Loan Modification.

(The Loan Agreement and Note Modification Agreement referenced herein, the First Loan Modification, the Reaffirmation and Acknowledgment of Guaranty from each Guarantor, this Second Loan Modification, and all loan documents previously executed or given by Borrowers, including but not limited to, any Mortgage(s), Assignment of Leases and Rents, UCC Financing Statement(s) and Security Agreement(s), all as amended from time to time along with all other loan documents incidental or related thereto, are collectively referred to as the "Loan Documents").

         NOW, THEREFORE, for the mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Bank, as owner and holder of the above-described Loan Documents, Borrower and Guarantors hereby agree to amend and modify the Loan Agreement and Loan Documents as follows:

         1. New Loan Maturity Date. The maturity date of the Loan is hereby modified to be extended through March 5, 2015.

         2. Borrower's Promise to Pay. As consideration for this Agreement, Borrower covenants to pay Bank all outstanding indebtedness owed under the Loan, including all principal, accrued interest and Bank's legal counsel fees and other costs and expenses associated therewith, on or before the Maturity Date. Further, the total outstanding indebtedness secured by the Note and Loan Documents shall be reduced to TWO MILLION ONE NUNDRED THOUSAND AND NO/HUNDREDTHS ($2,100,000.00) DOLLARS, plus any and all interest, costs, fees and expenses incurred therewith.

         3. Modification of Loan Documents. The Loan Documents are hereby modified to reflect the above-described modifications. All other remaining terms and conditions of the Loan Documents shall remain in full force and effect and are hereby reaffirmed. It is expressly understood and agreed that this Agreement is a modification only and not a novation.

         4. Successors. This Agreement shall be binding upon and inure to the benefit of Bank, Borrower, Guarantors, and their respective successors and/or assigns.

         5. Waiver of Defenses. Borrower hereby waives any and all defenses, if any, now existing and available to the rights of Bank under the Loan Documents and the obligations secured thereby.

         6. No Current Defaults. Borrower hereby represents that there are no defaults existing under the Loan and the obligations secured thereby as of the date of this Agreement.

         7. Additional Documentation. As a condition of Bank entering into this Agreement, Borrower and Guarantors agree to provide Bank with any other documentation deemed reasonably necessary or desirable by Bank; and Borrower agrees to pay all expenses incurred by the Bank in connection with the preparation of this Agreement.

         8. No Release. It is agreed that execution of this Agreement shall not release the Guarantors, maker or other party to the Loan or any undertaking in connection therewith, nor shall this Agreement affect any release of any collateral given at any time to secure payment of the Loan or any other undertaking.

         9. Further Consent. The Borrower represents that no consent of any person or entity not a party hereto, is required and each agrees to indemnify and hold Bank harmless from and against any and all losses, damages or liabilities whatsoever, including reasonable attorney's fees, arising out of the failure of the Borrower to obtain the consent of any required person not a party hereto.

         10. Existing Security. Unless otherwise provided herein, it is expressly understood and agreed by the parties that any and all collateral given as security to insure the faithful performance by the Borrower, and any other third party, of any and all obligations to Bank, however created, whether now existing or hereafter arising, shall remain as security for the Loan and Loan Documents as modified hereby.

         11. Waiver. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any further occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notice of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgence, to any substitutions, exchanges or releases of collateral if at any time there is available to the Bank collateral for the Loan, as amended, and to the additions or releases of any other parties or persons primarily or secondarily liable. Whenever possible the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement prohibited by or invalid under such law, such provision shall be ineffective to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of South Carolina which governs the interpretation and enforcement of the Loan and the Loan Documents.

         12. No Further Modification. No modification of this Agreement shall be valid or binding unless such modification is in writing, duly dated and signed by all parties hereto.

         13. Entire Agreement. This Agreement constitutes the entire and complete agreement between the parties and supersedes any prior oral or written agreement between the parties with respect to the Loan. It is expressly agreed that there are no verbal understandings or agreements which in any way change the terms, covenants and/or conditions set forth in this Agreement and that no party shall be bound by any terms, conditions, statements or representations, oral or written, not herein contained. Each party hereby acknowledges that in executing this Agreement that they have not been induced, persuaded, or motivated by any promise or representation made by the other party, unless expressly set forth herein. All negotiations, statements and preliminary instruments by the parties or their representatives are merged into this Agreement.

         14. Counterparts. This Agreement may be executed in counterparts by the parties.


               [The remaining portion of this page has been intentionally left blank with signature pages to follow.]

         IN WITNESS WHEREOF, Bank has executed this Agreement this 23rd day of NOVEMBER, 2009.
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

SIGNED, SEALED AND DELIVERED                         BANK:
IN THE PRESENCE OF:
                                                     BRANCH BANKING AND TRUST COMPANY,
                                                     a North Carolina banking corporation


  s/ Donna B. Burly                                  By: s/ H.B. Armstrong, Jr.                           (L.S.)
-----------------------------------                      -------------------------------------------------
Witness No. 1                                                 H.B. Armstrong, Jr.
                           Its: Senior Vice President
  s/ Karen A. Decker
Witness No. 2 / Notary Public
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STATE OF SOUTH CAROLINA    )
                                            ) ACKNOWLEDGMENT
COUNTY OF RICHLAND                  )

         On this 23rd day of NOVEMBER, 2009, before me personally came the within-named Bank, by H.B. Armstrong, Jr., its Senior Vice President, who acknowledged to me that he executed the foregoing Agreement; and who is personally known to me, or who was proved to me on the basis of satisfactory evidence to be the person who executed the foregoing Agreement.


                                                     s/ Karen A. Decker
                             ------------------------------------------
                          (Signature of Notary Public)
                                                     Name:      Karen A. Decker
                                                          ---------------------
                                  Notary Public for the State of South Carolina My Commission Expires: March 20, 2019

                            [AFFIX NOTARY SEAL HERE]

         IN WITNESS WHEREOF, Borrower has executed this Agreement this 23rd day of JANUARY, 2009.
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

SIGNED, SEALED AND DELIVERED                                  BORROWER:
IN THE PRESENCE OF:
                                                              UCI PROPERTIES, LLC,
                                                              a South Carolina limited liability company

s/ Julio E. Mendoza, Jr.                                      By: s/ D. Michael Stout
------------------------------------                              ----------------------------------------
Witness No. 1
                                                              Its:     President
                                                                   ---------------------------------------
s/ Julian Hennig III
Witness No. 2 / Notary Public
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STATE OF SOUTH CAROLINA    )
                                            ) ACKNOWLEDGMENT
COUNTY OF RICHLAND                  )


         On this 23rd day of NOVEMBER, 2009, before me personally came the within-named Borrower, UCI PROPERTIES, LLC, a South Carolina limited liability, by D. Michael Stout, its President, who acknowledged to me that he executed the foregoing Agreement on behalf of the Borrower; and who is personally known to me, or who were proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument.

                                         s/ Julian Hennig III
(Signature of Notary Public)
                                     Name:    Julian Hennig III
                                                                ----------
                                  Notary Public for the State of South Carolina
                                  My Commission Expires:    1-4-2010

                                                   [AFFIX NOTARY SEAL HERE]

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement this 23rd day of NOVEMBER, 2009.

SIGNED, SEALED AND DELIVERED             GUARANTOR:
IN THE PRESENCE OF:
                                         UCI MEDICAL AFFILIATES, INC.,
                                         a Delaware corporation,

  s/ Julio E. Mendoza, Jr.              By:  s/ D. Michael Stout     (L.S.)
---------------------------                               ------------------
Witness No. 1
                                      Its:     Chief Executive Officer
                                                                   ---------
 s/ Julian Hennig III
Witness No. 2 / Notary Public



STATE OF SOUTH CAROLINA    )
                                            ) ACKNOWLEDGMENT
COUNTY OF RICHLAND                  )


         On this 23rd day of NOVEMBER, 2009, before me personally came the within-named Guarantor, UCI MEDICAL AFFILIATES, INC., a Delaware corporation, by
D. Michael Stout, its Chief Executive Officer, who acknowledged to me that he executed the foregoing Agreement on behalf of the Guarantor; and who is personally known to me, or who were proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument.

                         s/ Julian Hennig III
                        (Signature of Notary Public)
                        Name:    Julian Hennig III
                       ---------------------------------------
                     Notary Public for the State of South Carolina
                    My Commission Expires:    1-4-2010
                        [AFFIX NOTARY SEAL HERE]

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement this 23rd day of NOVEMBER, 2009.

Signed, Sealed and Delivered           GUARANTOR:
In the Presence of:
                                       UCI MEDICAL AFFILIATES OF
                                       SOUTH CAROLINA, INC.,
                                       a South Carolina corporation,

 s /Julio E. Mendoza, Jr.              By:  s/ D. Michael Stout (L.S.)
-----------------------------                    ----------------------------
Witness No. 1
                                      Its:     Chief Executive Officer
                                      -----------------------------------------
s/ Julian Hennig III
Witness No. 2 / Notary Public



STATE OF SOUTH CAROLINA    )
                                            ) ACKNOWLEDGMENT
COUNTY OF RICHLAND                  )


         On this 23rd day of NOVEMBER, 2009, before me personally came the within-named Guarantor, UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC., a South Carolina corporation, by D. Michael Stout, its Chief Executive Officer, who acknowledged to me that he executed the foregoing Agreement on behalf of the Guarantor; and who is personally known to me, or who were proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument.

                               s/ Julian Hennig III
                               (Signature of Notary Public)
                               Name:    Julian Hennig III
                               Notary Public for the State of South Carolina My Commission Expires: 1-4-2010
                              [AFFIX NOTARY SEAL HERE]